SUPPLEMENT DATED SEPTEMBER 30, 2011

TO PROSPECTUSES DATED AUGUST 12, 2011
FOR SUN LIFE SOLUTIONS NY

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT N
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

This supplement updates the above-referenced prospectus (the “Prospectus”) to reflect changes in certain information regarding the optional living benefit (“Sun Income Vision”) available under the flexible payment deferred annuity contracts described in the Prospectus. Please read this supplement carefully and keep it with your Prospectus for future reference.

Effective immediately, the chart appearing on page 34 of the above-cited prospectus is replaced with the following chart:

	Single-Life Coverage				Joint-Life Coverage
	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate
Sun Income Vision	0.0875%	0.35%	0.2375%	0.95%	0.125%	0.50%	0.2750%	1.10%

Effective immediately, the chart appearing on page 46 of the above-cited prospectus is replaced with the following chart:

Single-Life Coverage		Joint-Life Coverage
Current Annual Rate	Maximum Annual Rate	Current Annual Rate	Maximum Annual Rate
0.35%	0.95%	0.50%	1.10%

Sun Solutions NY      9/2011